
Wachovia Asset Securitization, Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1.000,000,000 (approximate)
-------------------------------------------------------------------------------------------------------------------------------

                                                     BOND SUMMARY (to Call)
                                                     ----------------------

Class A to Call
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%      20%               30%          43%           50%          60%          70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             20%      20%               20%          20%           20%          20%          20%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.93     5.22              3.55         2.28          1.83         1.33         0.96
Modified Duration (1)                 5.64     4.99              3.42         2.22          1.79         1.30         0.94
First Principal Payment Date          Jul07    Jul05             Nov04        Sep04         Sep04        Aug04        Aug04
Last Principal Payment Date           Aug12    Jul11             May10        Feb09         Jul08        Sep07        Oct06
Principal Window (months)             62       73                67           54            47           38           27
-------------------------------------------------------------------------------------------------------------------------------

                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------


Class A to Maturity
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%           20%          30%          43%           50%          60%          70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             20%           20%          20%          20%           20%          20%          20%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.96          5.24         3.58         2.33          1.89         1.40         1.04
Modified Duration (1)                 5.66          5.01         3.45         2.27          1.84         1.37         1.02
First Principal Payment Date          Jul07         Jul05        Nov04        Sep04         Sep04        Aug04        Aug04
Last Principal Payment Date           Mar13         Dec11        Dec10        Feb10         Oct09        May09        Nov08
Principal Window (months)             69            78           74           66            62           58           52
-------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.


            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
                                               WACHOVIA SECURITIES IMMEDIATELY.

                                                               1



Wachovia Asset Securitization  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-------------------------------------------------------------------------------------------------------------------------------


                                                     BOND SUMMARY (to Call)
                                                     ----------------------

Class A to Call
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%      20%               30%          43%           50%          60%          70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             25%      25%               25%          25%           25%          25%          25%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.77     4.77              3.94         2.52          2.02         1.46         1.03
Modified Duration (1)                 5.49     4.58              3.80         2.45          1.96         1.42         1.01
First Principal Payment Date          Jul07    Jul07             Feb05        Sep04         Sep04        Aug04        Aug04
Last Principal Payment Date           Jun12    Jul10             Mar10        Mar09         Sep08        Dec07        Dec06
Principal Window (months)             60       37                62           55            49           41           29
-------------------------------------------------------------------------------------------------------------------------------


                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------


Class A to Maturity
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%          20%           30%          43%           50%          60%          70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             25%          25%           25%          25%           25%          25%          25%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.80         4.79          3.96         2.56          2.06         1.51         1.11
-------------------------------------------------------------------------------------------------------------------------------
Modified Duration (1)                 5.52         4.60          3.81         2.48          2.00         1.47         1.08
First Principal Payment Date          Jul07        Jul07         Feb05        Sep04         Sep04        Aug04        Aug04
Last Principal Payment Date           Jan13        Nov10         Aug10        Nov09         Aug09        Mar09        Nov08
Principal Window (months)             67           41            67           63            60           56           52
-------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



Wachovia Asset Securitization  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-------------------------------------------------------------------------------------------------------------------------------

                                                    BOND SUMMARY (to Call)
                                                    ----------------------


Class A to Call
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%      20%      30%      43%                        50%          60%           70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             30%      30%      30%      30%                        30%          30%           30%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.77     4.43     4.41     2.81                       2.23         1.60          1.12
Modified Duration (1)                 5.49     4.26     4.24     2.72                       2.17         1.56          1.10
First Principal Payment Date          Jul07    Jul07    Jul05    Oct04                      Sep04        Aug04         Aug04
Last Principal Payment Date           Jun12    Dec09    Jan10    Mar09                      Oct08        Feb08         Mar07
Principal Window (months)             60       30       55       54                         50           43            32
-------------------------------------------------------------------------------------------------------------------------------


                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------


Class A to Maturity
-------------------------------------------------------------------------------------------------------------------------------
CPR                                   10%      20%      30%      43%                        50%          60%           70%
-------------------------------------------------------------------------------------------------------------------------------
Draw Rate                             30%      30%      30%      30%                        30%          30%           30%
-------------------------------------------------------------------------------------------------------------------------------
WAL                                   5.79     4.44     4.42     2.83                       2.26         1.64          1.18
Modified Duration (1)                 5.52     4.27     4.25     2.75                       2.20         1.60          1.16
First Principal Payment Date          Jul07    Jul07    Jul05    Oct04                      Sep04        Aug04         Aug04
Last Principal Payment Date           Dec12    Mar10    Apr10    Sep09                      Jun09        Feb09         Oct08
Principal Window (months)             66       33       58       60                         58           55            51
-------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



Wachovia Asset Securitization  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                                     BOND SUMMARY (to Call)
                                                     ----------------------

Class A to Call
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%              30%      43%               50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              40%      40%              40%      40%               40%           40%          40%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.77     4.34             3.90     3.60              2.81          1.97         1.35
Modified Duration (1)                  5.49     4.18             3.77     3.48              2.73          1.92         1.32
First Principal Payment Date           Jul07    Jul07            Jul07    Mar05             Oct04         Sep04        Aug04
Last Principal Payment Date            Jun12    Nov09            Jan09    Feb09             Nov08         May08        Sep07
Principal Window (months)              60       29               19       48                50            45           38
-----------------------------------------------------------------------------------------------------------------------------------


                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------


Class A to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%      30%      43%                       50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              40%      40%      40%      40%                       40%           40%          40%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.79     4.35     3.90     3.61                      2.82          2.00         1.40
Modified Duration (1)                  5.52     4.19     3.77     3.49                      2.74          1.95         1.37
First Principal Payment Date           Jul07    Jul07    Jul07    Mar05                     Oct04         Sep04        Aug04
Last Principal Payment Date            Dec12    Feb10    Mar09    May09                     Mar09         Dec08        Sep08
Principal Window (months)              66       32       21       51                        54            52           50
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



Wachovia Asset Securitization  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                                     BOND SUMMARY (to Call)
                                                     ----------------------


Class A to Call
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%               30%      43%              50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              45%      45%               45%      45%              45%           45%          45%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.77     4.34              3.86     3.85             3.22          2.23         1.51
Modified Duration (1)                  5.49     4.18              3.73     3.72             3.12          2.17         1.47
First Principal Payment Date           Jul07    Jul07             Jul07    Jul07            Dec04         Sep04        Aug04
Last Principal Payment Date            Jun12    Nov09             Dec08    Dec08            Nov08         Jun08        Nov07
Principal Window (months)              60       29                18       18               48            46           40
-----------------------------------------------------------------------------------------------------------------------------------


                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------

Class A to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%      30%      43%                       50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              45%      45%      45%      45%                       45%           45%          45%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.79     4.35     3.87     3.85                      3.23          2.24         1.54
Modified Duration (1)                  5.52     4.19     3.74     3.73                      3.13          2.18         1.51
First Principal Payment Date           Jul07    Jul07    Jul07    Jul07                     Dec04         Sep04        Aug04
Last Principal Payment Date            Dec12    Feb10    Feb09    Feb09                     Jan09         Oct08        Aug08
Principal Window (months)              66       32       20       20                        50            50           49
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



Wachovia Asset Securitization  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1,000,000,000 (approximate)
-----------------------------------------------------------------------------------------------------------------------------------

                                                     BOND SUMMARY (to Call)
                                                     ----------------------


Class A to Call
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%               30%      43%              50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              50%      50%               50%      50%              50%           50%          50%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.77     4.34              3.86     3.64             3.74          2.55         1.71
Modified Duration (1)                  5.49     4.18              3.73     3.52             3.62          2.48         1.67
First Principal Payment Date           Jul07    Jul07             Jul07    Jul07            Jul05         Oct04        Sep04
Last Principal Payment Date            Jun12    Nov09             Dec08    Jul08            Oct08         Jun08        Jan08
Principal Window (months)              60       29                18       13               40            45           41
-----------------------------------------------------------------------------------------------------------------------------------


                                                   BOND SUMMARY (to Maturity)
                                                   --------------------------


Class A to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
CPR                                    10%      20%      30%      43%                       50%           60%          70%
-----------------------------------------------------------------------------------------------------------------------------------
Draw Rate                              50%      50%      50%      50%                       50%           50%          50%
-----------------------------------------------------------------------------------------------------------------------------------
WAL                                    5.79     4.35     3.87     3.65                      3.75          2.57         1.73
Modified Duration (1)                  5.52     4.19     3.74     3.53                      3.63          2.49         1.69
First Principal Payment Date           Jul07    Jul07    Jul07    Jul07                     Jul05         Oct04        Sep04
Last Principal Payment Date            Dec12    Feb10    Feb09    Sep08                     Dec08         Oct08        Jul08
Principal Window (months)              66       32       20       15                        42            49           47
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



Wachovia Asset Securitization,  Issuance, LLC Asset-Backed Notes, Series 2004-HE1
$1.000,000,000 (approximate)
--------------------------------------------------------------------------------------------------------------------------------

                                                   BOND SUMMARY (to Call) (1)
                                                   --------------------------

Class A to Call
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%           20%          30%           43%          50%          60%           70%
--------------------------------------------------------------------------------------------------------------------------------
WAL                                 5.93          5.22         3.55          2.28         1.83         1.33          0.96
BE Yield (2)                        1.394%        1.394%       1.394%        1.394%       1.394%       1.394%        1.394%
Modified Duration (2)               5.64          4.99         3.42          2.22         1.79         1.30          0.94
First Principal Payment Date        Jul. 2007     Jul. 2005    Nov. 2004     Sep. 2004    Sep. 2004    Aug. 2004     Aug. 2004
Last Principal Payment Date         Aug. 2012     Jul. 2011    May 2010      Feb. 2009    Jul. 2008    Sep. 2007     Oct. 2006
Principal Window (months)           62            73           67            54           47           38            27
--------------------------------------------------------------------------------------------------------------------------------



                                                BOND SUMMARY (to Maturity) (1)
                                                ------------------------------


Class A to Maturity
--------------------------------------------------------------------------------------------------------------------------------
CPR                                 10%           20%          30%           43%          50%          60%           70%
--------------------------------------------------------------------------------------------------------------------------------
WAL                                 5.96          5.24         3.58          2.33         1.89         1.40          1.04
BE Yield (2)                        1.394%        1.394%       1.394%        1.394%       1.394%       1.394%        1.394%
Modified Duration (2)               5.66          5.01         3.45          2.27         1.84         1.37          1.02
First Principal Payment Date        Jul. 2007     Jul. 2005    Nov. 2004     Sep. 2004    Sep. 2004    Aug. 2004     Aug. 2004
Last Principal Payment Date         Mar. 2013     Dec. 2011    Dec. 2010     Feb. 2010    Oct. 2009    May 2009      Nov. 2008
Principal Window (months)           69            78           74            66           62           58            52
--------------------------------------------------------------------------------------------------------------------------------

--------------
(1)  The draw rate used in each scenario is 20%.
(2)  Asuming a price of 100.00%, a Note Margin of 0.22% over 1-month LIBOR, and a constant 1-month LIBOR of 1.15%.



            THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
                                               WACHOVIA SECURITIES IMMEDIATELY.

                                                               1
